UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21423

                           The Gabelli Dividend & Income Trust

(Exact name of registrant as specified in charter)

One Corporate Center

                         Rye, New York  10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                         Rye, New York  10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Dividend & Income Trust

Annual Report — December 31, 2015

(Y)our Portfolio Management Team

To Our Shareholders,

For the year ended December 31, 2015, the net asset value (“NAV”) total return of The Gabelli Dividend & Income Trust (the “Fund”) was (5.6)%, compared with a total return of 1.4% for the Standard & Poor’s (“S&P”) 500 Index. The total return for the Fund’s publicly traded shares was (9.3)%. The Fund’s NAV per share was $21.07, while the price of the publicly traded shares closed at $18.46 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2015.

Comparative Results

Average Annual Returns through December 31, 2015 (a) (Unaudited)				Since Inception
	1 Year	5 Year	10 Year	(11/28/03)
Gabelli Dividend & Income Trust
NAV Total Return (b)	(5.59)%	10.12%	6.86%	7.42%
Investment Total Return (c)	(9.32)	11.05	8.16	6.74
S&P 500 Index	1.38	12.57	7.31	7.80
Dow Jones Industrial Average	0.22	11.24	7.72	7.57
Nasdaq Composite Index.	7.13	15.00	9.78	9.29
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Dow Jones Industrial Average is an unmanaged index of 30 large capitalization stocks. The S&P 500 and the Nasdaq Composite Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the Nasdaq Composite Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and adjustment for the spin-off and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions and adjustment for the spin-off. Since inception return is based on an initial offering price of $20.00.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total net assets as of December 31, 2015:

The Gabelli Dividend & Income Trust

Financial Services	18.4%
Food and Beverage	13.1%
Health Care	10.3%
Energy and Utilities: Oil	6.1%
Retail	5.3%
Diversified Industrial	4.9%
Telecommunications	4.4%
Consumer Products	3.4%
U.S. Government Obligations	2.1%
Entertainment	2.1%
Automotive: Parts and Accessories	2.1%
Energy and Utilities: Services	2.1%
Energy and Utilities: Integrated	2.0%
Cable and Satellite	2.0%
Specialty Chemicals	2.0%
Aerospace	2.0%
Business Services	1.6%
Computer Software and Services	1.6%
Electronics	1.6%
Equipment and Supplies	1.4%
Energy and Utilities: Natural Gas	1.4%
Environmental Services	1.3%
Machinery	1.1%

Metals and Mining	0.8%
Computer Hardware	0.8%
Automotive	0.8%
Energy and Utilities: Electric	0.7%
Communications Equipment	0.6%
Broadcasting	0.6%
Transportation	0.5%
Real Estate	0.4%
Wireless Communications	0.4%
Consumer Services	0.4%
Hotels and Gaming	0.3%
Energy and Utilities: Water	0.3%
Paper and Forest Products	0.3%
Energy and Utilities	0.3%
Aviation: Parts and Services	0.2%
Building and Construction	0.2%
Publishing	0.1%
Agriculture	0.0%*

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Dividend & Income Trust

Schedule of Investments — December 31, 2015

Shares		Cost	Market Value

	COMMON STOCKS — 96.7%
	Aerospace — 1.8%
34,000	Kaman Corp.	$675,256	$1,387,540
107,000	Rockwell Automation Inc.	4,661,464	10,979,270
1,507,000	Rolls-Royce Holdings plc	11,374,835	12,774,387
122,827,500	Rolls-Royce Holdings plc-Entitlement Shares†	189,382	181,073
92,500	The Boeing Co.	7,135,348	13,374,575

		24,036,285	38,696,845

	Agriculture — 0.0%
1,000	Bunge Ltd.	78,107	68,280

	Automotive — 0.8%
325,000	Ford Motor Co.	4,600,590	4,579,250
205,000	General Motors Co.	6,848,401	6,972,050
229,000	Navistar International Corp.†	6,681,618	2,024,360
83,000	PACCAR Inc.	3,661,107	3,934,200

		21,791,716	17,509,860

	Automotive: Parts and Accessories — 2.1%
200,000	Dana Holding Corp.	3,951,628	2,760,000
90,068	Federal-Mogul Holdings Corp.†	1,233,345	616,966
340,000	Genuine Parts Co.	20,052,736	29,202,600
133,000	Johnson Controls Inc.	4,671,616	5,252,170
24,000	O’Reilly Automotive Inc.†	3,139,472	6,082,080
17,000	Visteon Corp.†	1,670,417	1,946,500

		34,719,214	45,860,316

	Aviation: Parts and Services — 0.2%
93,000	B/E Aerospace Inc.	5,496,705	3,940,410
39,000	KLX Inc.†	1,821,153	1,200,810

		7,317,858	5,141,220

	Broadcasting — 0.6%
24,500	CBS Corp., Cl. A, Voting	1,347,308	1,276,940
8,000	Dolby Laboratories Inc., Cl. A	328,916	269,200
9,000	Liberty Broadband Corp., Cl. C†	370,129	466,740
41,032	Liberty Global plc, Cl. A†	489,827	1,738,116
150,574	Liberty Global plc, Cl. C†	2,624,024	6,138,902
8,000	Liberty Media Corp., Cl. A†	210,856	314,000
16,000	Liberty Media Corp., Cl. C†	414,766	609,280
89,000	MSG Networks Inc., Cl. A†	530,872	1,851,200

		6,316,698	12,664,378

	Building and Construction — 0.2%
78,000	Fortune Brands Home & Security Inc.	1,037,580	4,329,000
88,000	Layne Christensen Co.†	1,433,961	462,880

		2,471,541	4,791,880

	Business Services — 1.6%
34,400	Aramark	849,119	1,109,400

Shares		Cost	Market Value

85,000	Diebold Inc.	$2,639,755	$2,557,650
150,000	Fly Leasing Ltd., ADR	2,036,969	2,047,500
3,200	Jardine Matheson Holdings Ltd.	198,137	155,936
153,700	Macquarie Infrastructure Corp.	7,577,511	11,158,620
179,000	MasterCard Inc., Cl. A	2,762,467	17,427,440
29,000	The Brink’s Co.	740,679	836,940

		16,804,637	35,293,486

	Cable and Satellite — 2.0%
67,000	AMC Networks Inc., Cl. A†	2,512,035	5,003,560
400	Cable One Inc.	131,589	173,464
426,000	Cablevision Systems Corp., Cl. A	6,252,507	13,589,400
15,000	Cogeco Inc.	296,908	555,576
80,000	Comcast Corp., Cl. A	3,126,848	4,514,400
181,000	DISH Network Corp., Cl. A†	5,328,220	10,349,580
50,000	EchoStar Corp., Cl. A†	1,296,581	1,955,500
1,801	Liberty Global plc LiLAC, Cl. A†	18,062	74,507
4,078	Liberty Global plc LiLAC, Cl. C†	100,168	175,354
9,241	Liberty Ventures, Cl. A†	183,560	416,862
176,000	Rogers Communications Inc., Cl. B	3,672,915	6,064,960
5,000	Time Warner Cable Inc.	668,163	927,950

		23,587,556	43,801,113

	Communications Equipment — 0.6%
235,000	Cisco Systems Inc.	6,152,702	6,381,425
384,000	Corning Inc.	4,703,885	7,019,520

		10,856,587	13,400,945

	Computer Hardware — 0.8%
164,000	Apple Inc.	11,272,243	17,262,640
5,000	SanDisk Corp.	32,734	379,950

		11,304,977	17,642,590

	Computer Software and Services — 1.6%
10,000	Alphabet Inc., Cl. A†	2,656,297	7,780,100
12,027	Alphabet Inc., Cl. C†	3,736,841	9,127,050
25,000	Blucora Inc.†	371,605	245,000
15,000	CyrusOne Inc.	312,567	561,750
90,000	EarthLink Holdings Corp.	509,715	668,700
35,000	eBay Inc.†	782,634	961,800
22,000	Internap Corp.†	167,016	140,800
15,903	MedAssets Inc.†	337,821	492,039
190,000	Microsoft Corp.	6,124,888	10,541,200
110,000	Yahoo! Inc.†	2,971,336	3,658,600

		17,970,720	34,177,039

	Consumer Products — 3.4%
3,000	Altria Group Inc.	64,791	174,630

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2015

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Consumer Products (Continued)
215,000	Avon Products Inc.	$2,727,095	$870,750
5,000	Church & Dwight Co. Inc.	312,042	424,400
70,000	Coty Inc., Cl. A	1,163,521	1,794,100
174,000	Edgewell Personal Care Co.	15,250,101	13,636,380
65,000	Energizer Holdings Inc.	2,053,583	2,213,900
100,000	Hanesbrands Inc.	509,321	2,943,000
42,000	Harman International Industries Inc.	1,648,508	3,956,820
15,000	Kimberly-Clark Corp.	863,386	1,909,500
29,000	Philip Morris International Inc.	1,503,629	2,549,390
7,000	Stanley Black & Decker Inc.	544,312	747,110
875,000	Swedish Match AB	12,114,908	31,117,284
145,000	The Procter & Gamble Co.	8,103,680	11,514,450

		46,858,877	73,851,714

	Consumer Services — 0.4%
65,000	Liberty Interactive Corp. QVC
	Group, Cl. A†	1,040,180	1,775,800
197,500	The ADT Corp.	6,331,917	6,513,550

		7,372,097	8,289,350

	Diversified Industrial — 4.4%
92,000	Bouygues SA	3,213,947	3,653,825
55,000	Eaton Corp. plc	2,712,564	2,862,200
962,000	General Electric Co.	20,591,249	29,966,300
331,000	Honeywell International Inc.	20,909,980	34,281,670
56,000	ITT Corp.	1,056,566	2,033,920
5,600	Jardine Strategic Holdings Ltd.	199,457	153,048
20,000	Pentair plc	778,525	990,600
5,000	Sulzer AG	493,529	470,996
252,000	Textron Inc.	1,826,602	10,586,520
300,000	Toray Industries Inc.	2,239,436	2,820,417
310,000	Tyco International plc	6,845,118	9,885,900

		60,866,973	97,705,396

	Electronics — 1.6%
12,000	Agilent Technologies Inc.	496,304	501,720
13,000	Emerson Electric Co.	774,560	621,790
240,000	Intel Corp.	4,762,432	8,268,000
425,000	Sony Corp., ADR	8,272,599	10,459,250
70,000	TE Connectivity Ltd.	2,377,312	4,522,700
100,000	Texas Instruments Inc.	2,905,588	5,481,000
30,000	Thermo Fisher Scientific Inc.	3,709,773	4,255,500

		23,298,568	34,109,960

	Energy and Utilities: Electric — 0.7%
14,000	ALLETE Inc.	458,317	711,620
13,000	American Electric Power Co. Inc.	448,002	757,510
105,000	Cleco Corp.	5,692,550	5,482,050

Shares		Cost	Market Value

15,000	Edison International	$544,766	$888,150
17,000	El Paso Electric Co.	589,006	654,500
70,000	Electric Power Development Co. Ltd.	1,833,684	2,518,824
40,000	Great Plains Energy Inc.	777,352	1,092,400
5,000	Pepco Holdings Inc.	99,044	130,050
14,000	Pinnacle West Capital Corp.	546,682	902,720
45,000	The AES Corp.	483,618	430,650
44,000	WEC Energy Group Inc.	1,364,711	2,257,640

		12,837,732	15,826,114

	Energy and Utilities: Integrated — 2.0%
2,000	Alliant Energy Corp.	54,848	124,900
27,000	Avista Corp.	507,487	954,990
13,000	Black Hills Corp.	334,102	603,590
26,000	Chubu Electric Power Co. Inc.	448,302	359,624
345,000	CONSOL Energy Inc.	11,720,658	2,725,500
10,000	Duke Energy Corp.	489,653	713,900
100,000	Edison SpA	220,882	54,501
20,000	Endesa SA	506,664	402,643
230,000	Enel SpA	1,051,884	972,820
95,208	Eversource Energy	1,695,895	4,862,273
39,000	Hawaiian Electric Industries Inc.	909,977	1,129,050
401,000	Hera SpA	792,954	1,067,683
10,000	Hokkaido Electric Power Co. Inc.†	107,280	103,748
24,000	Hokuriku Electric Power Co.	386,941	358,418
45,000	Iberdrola SA, ADR	952,490	1,274,400
127,000	Korea Electric Power Corp., ADR†	1,758,452	2,688,590
40,000	Kyushu Electric Power Co. Inc.†	652,010	441,616
30,000	MGE Energy Inc.	642,742	1,392,000
27,000	National Grid plc, ADR	1,223,561	1,877,580
65,000	NextEra Energy Inc.	2,848,235	6,752,850
49,000	NiSource Inc.	397,054	955,990
57,000	OGE Energy Corp.	668,036	1,498,530
14,000	Ormat Technologies Inc.	210,000	510,580
31,000	Public Service Enterprise Group Inc.	936,282	1,199,390
58,000	Shikoku Electric Power Co. Inc.	1,066,813	916,843
50,000	The Chugoku Electric Power Co. Inc.	877,797	665,585
32,000	The Empire District Electric Co.	677,028	898,240
20,000	The Kansai Electric Power Co. Inc.†	278,704	242,855
45,000	Tohoku Electric Power Co. Inc.	663,612	569,075
28,000	Vectren Corp.	787,543	1,187,760

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2015

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Energy and Utilities: Integrated (Continued)
65,000	Westar Energy Inc.	$1,338,741	$2,756,650
100,000	Xcel Energy Inc.	1,663,770	3,591,000

		36,870,397	43,853,174

	Energy and Utilities: Natural Gas — 1.4%
46,400	California Resources Corp.	277,692	108,112
49,000	Columbia Pipeline Group Inc.	621,033	980,000
50,000	Delta Natural Gas Co. Inc.	667,803	1,049,500
105,000	Kinder Morgan Inc.	3,126,400	1,566,600
306,000	National Fuel Gas Co.	9,037,826	13,081,500
10,000	ONE Gas Inc.	148,203	501,700
13,500	ONEOK Inc.	681,905	332,910
94,500	Sempra Energy	2,885,326	8,883,945
30,000	South Jersey Industries Inc.	476,644	705,600
48,000	Southwest Gas Corp.	1,262,524	2,647,680

		19,185,356	29,857,547

	Energy and Utilities: Oil — 6.1%
87,000	Anadarko Petroleum Corp.	5,643,659	4,226,460
53,000	Apache Corp.	3,161,870	2,356,910
215,000	BG Group plc, ADR	1,741,038	3,121,800
171,000	BP plc, ADR	7,683,077	5,345,460
68,000	Chesapeake Energy Corp.	1,235,228	306,000
156,000	Chevron Corp.	11,895,004	14,033,760
247,700	ConocoPhillips	12,975,943	11,565,113
74,000	Devon Energy Corp.	4,482,959	2,368,000
130,000	Eni SpA, ADR	4,844,846	3,874,000
188,200	Exxon Mobil Corp.	12,494,071	14,670,190
47,000	Hess Corp.	2,031,593	2,278,560
331,000	Marathon Oil Corp.	7,392,995	4,167,290
200,000	Marathon Petroleum Corp.	3,377,474	10,368,000
80,000	Murphy Oil Corp.	3,670,311	1,796,000
200,000	Occidental Petroleum Corp.	10,004,088	13,522,000
200	PetroChina Co. Ltd., ADR	12,118	13,118
11,000	Petroleo Brasileiro SA, ADR†	204,816	47,300
166,350	Phillips 66	12,198,992	13,607,430
210,000	Repsol SA, ADR	4,367,811	2,337,300
220,000	Royal Dutch Shell plc, Cl. A, ADR	11,028,128	10,073,800
540,000	Statoil ASA, ADR	8,740,281	7,538,400
145,000	Total SA, ADR	6,538,739	6,517,750

		135,725,041	134,134,641

	Energy and Utilities: Services — 2.1%
52,000	ABB Ltd., ADR	566,254	921,960
77,000	Cameron International Corp.†	1,522,350	4,866,400
72,000	Diamond Offshore Drilling Inc.	3,637,567	1,519,200
423,600	Halliburton Co.	15,537,661	14,419,344
10,000	Noble Corp. plc	224,242	105,500
24,000	Oceaneering International Inc.	489,219	900,480

Shares		Cost	Market Value

110,000	Schlumberger Ltd.	$3,742,849	$7,672,500
4,928	Seventy Seven Energy Inc.†	69,138	5,174
1,755,000	Weatherford International plc†	24,125,172	14,724,450

		49,914,452	45,135,008

	Energy and Utilities: Water — 0.3%
12,000	American States Water Co.	150,968	503,400
36,000	American Water Works Co. Inc.	848,149	2,151,000
74,000	Aqua America Inc.	998,965	2,205,200
30,000	Severn Trent plc	764,139	962,806
50,000	SJW Corp.	860,993	1,482,500
9,000	The York Water Co.	117,059	224,460
6,000	United Utilities Group plc, ADR	168,600	164,370

		3,908,873	7,693,736

	Entertainment — 2.1%
35,000	Take-Two Interactive Software Inc.†	332,318	1,219,400
31,000	The Madison Square Garden Co, Cl. A†	1,420,380	5,015,800
25,000	The Walt Disney Co.	2,748,100	2,627,000
175,000	Time Warner Inc.	4,985,658	11,317,250
223,000	Twenty-First Century Fox Inc., Cl. A	7,293,588	6,056,680
248,000	Twenty-First Century Fox Inc., Cl. B	6,680,912	6,753,040
121,000	Viacom Inc., Cl. B	5,962,540	4,980,360
395,000	Vivendi SA	9,968,535	8,525,273

		39,392,031	46,494,803

	Environmental Services — 1.3%
180,200	Progressive Waste Solutions Ltd.	3,807,378	4,243,710
240,000	Republic Services Inc.	7,484,005	10,557,600
23,000	Veolia Environnement SA	275,698	546,524
8,000	Waste Connections Inc.	285,494	450,560
260,000	Waste Management Inc.	10,116,612	13,876,200

		21,969,187	29,674,594

	Equipment and Supplies — 1.4%
93,000	CIRCOR International Inc.	2,086,876	3,919,950
52,000	Graco Inc.	2,769,488	3,747,640
170,000	Mueller Industries Inc.	3,689,272	4,607,000
705,000	RPC Inc.	3,059,996	8,424,750
124,000	Sealed Air Corp.	2,852,936	5,530,400
58,000	Tenaris SA, ADR	2,429,768	1,380,400
90,000	The Timken Co.	3,391,729	2,573,100

		20,280,065	30,183,240

	Financial Services — 18.4%
8,000	Alleghany Corp.†	2,949,449	3,823,440

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2015

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Financial Services (Continued)
488,200	American Express Co.	$26,312,765	$33,954,310
675,000	American International Group Inc.	28,607,576	41,829,750
310,000	Bank of America Corp.	2,043,743	5,217,300
9,000	Berkshire Hathaway Inc., Cl. B†	891,117	1,188,360
70,000	Blackhawk Network Holdings Inc.†	1,633,326	3,094,700
20,000	BlackRock Inc.	3,031,089	6,810,400
140,000	Citigroup Inc.	5,246,150	7,245,000
110,000	CME Group Inc.	7,082,901	9,966,000
4,000	Credit Acceptance Corp.†	523,759	856,080
33,000	Cullen/Frost Bankers Inc.	2,553,807	1,980,000
120,000	Discover Financial Services	1,813,182	6,434,400
238,974	Fifth Street Finance Corp.	1,671,699	1,524,654
200,000	First Niagara Financial Group Inc.	2,490,514	2,170,000
95,000	FNF Group	1,441,104	3,293,650
30,000	FNFV Group†	182,958	336,900
59,966	H&R Block Inc.	1,123,196	1,997,467
30,000	Hennessy Capital Acquisition Corp. II†	300,000	294,000
25,000	Hong Kong Exchanges and Clearing Ltd.	402,742	640,318
38,000	HSBC Holdings plc, ADR	2,145,409	1,499,860
200,000	Invesco Ltd.	4,757,439	6,696,000
578,700	JPMorgan Chase & Co.	22,656,404	38,211,561
30,000	Kinnevik Investment AB, Cl. B	663,872	931,120
89,250	KKR & Co. LP	1,916,198	1,391,407
440,103	Legg Mason Inc.	12,765,071	17,265,241
43,000	M&T Bank Corp.	2,824,120	5,210,740
275,000	Morgan Stanley	5,578,087	8,747,750
72,000	National Australia Bank Ltd., ADR	854,233	783,360
190,000	Navient Corp.	1,534,624	2,175,500
170,000	New York Community Bancorp Inc.	2,844,696	2,774,400
114,000	Northern Trust Corp.	5,341,292	8,218,260
190,000	PayPal Holdings Inc.†	6,069,933	6,878,000
30,000	Resona Holdings Inc.	156,149	147,560
205,000	SLM Corp.†	1,044,610	1,336,600
30,000	StanCorp. Financial Group Inc.	3,420,558	3,416,400
219,000	State Street Corp.	9,371,562	14,532,840
172,000	T. Rowe Price Group Inc.	9,166,935	12,296,280
874,000	The Bank of New York Mellon Corp.	26,365,568	36,026,280
141,000	The Blackstone Group LP	4,148,102	4,122,840
200,000	The Hartford Financial Services Group Inc.	6,337,167	8,692,000

Shares		Cost	Market Value

287,000	The PNC Financial Services Group Inc.	$16,205,798	$27,353,970
123,000	The Travelers Companies Inc.	7,477,388	13,881,780
130,000	U.S. Bancorp	3,910,683	5,547,100
53,000	W. R. Berkley Corp.	2,016,528	2,901,750
138,000	Waddell & Reed Financial Inc., Cl. A	2,932,522	3,955,080
653,500	Wells Fargo & Co.	20,649,298	35,524,260
20,000	Willis Group Holdings plc	616,950	971,400

		274,072,273	404,146,068

	Food and Beverage — 13.1%
8,000	Ajinomoto Co. Inc.	137,110	191,655
208,168	Boulder Brands Inc.†	2,153,308	2,285,685
5,000	Brown-Forman Corp., Cl. B	341,437	496,400
115,000	Campbell Soup Co.	3,812,255	6,043,250
1,000,000	China Mengniu Dairy Co. Ltd.	1,245,706	1,630,957
66,000	Chr. Hansen Holding A/S	2,705,045	4,149,027
269,000	ConAgra Foods Inc.	7,716,690	11,341,040
36,000	Constellation Brands Inc., Cl. A	705,011	5,127,840
237,222	Danone SA	11,894,472	16,055,931
2,000,000	Davide Campari-Milano SpA	11,447,762	17,388,091
21,141	Diageo plc, ADR	2,426,412	2,305,849
239,000	Dr Pepper Snapple Group Inc.	8,746,345	22,274,800
524,000	General Mills Inc.	16,224,536	30,213,840
18,000	Heineken Holding NV	747,987	1,388,874
279,000	ITO EN Ltd.	6,134,333	7,242,231
42,800	Kellogg Co.	2,198,699	3,093,156
375,000	Kikkoman Corp.	4,483,113	13,181,705
90,000	Maple Leaf Foods Inc.	1,606,157	1,545,422
788,000	Mondelēz International Inc., Cl. A	18,737,904	35,333,920
150,000	Morinaga Milk Industry Co. Ltd.	588,860	688,881
32,000	Nestlé SA.	2,133,891	2,381,789
35,000	Nestlé SA, ADR	2,563,158	2,604,700
168,000	NISSIN FOODS HOLDINGS CO. LTD.	5,735,429	8,987,395
1,610,650	Parmalat SpA	4,822,569	4,183,416
339,450	Parmalat SpA, GDR(a)(b)	981,615	881,280
212,000	PepsiCo Inc.	14,649,107	21,183,040
62,000	Pernod Ricard SA	5,311,274	7,088,255
10,000	Post Holdings Inc.†	540,050	617,000
25,000	Remy Cointreau SA	1,396,049	1,793,419
18,000	Suntory Beverage & Food Ltd.	573,702	796,705
193,666	The Kraft Heinz Co.	6,491,390	14,091,138
567,000	The Coca-Cola Co.	15,232,674	24,358,320
7,000	The J.M. Smucker Co.	690,177	863,380
30,000	Unilever plc, ADR	960,480	1,293,600
324,000	Yakult Honsha Co. Ltd.	8,320,490	16,065,893

		174,455,197	289,167,884

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2015

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Health Care — 10.2%
134,000	Abbott Laboratories	$3,939,023	$6,017,940
50,000	AbbVie Inc.	2,704,900	2,962,000
26,655	Aetna Inc.	1,824,906	2,881,939
70,000	Akorn Inc.†	2,040,346	2,611,700
140,000	Alere Inc.†	4,961,225	5,472,600
60,000	Allergan plc†	12,413,239	18,750,000
32,000	AmerisourceBergen Corp.	1,510,306	3,318,720
25,000	Amgen Inc.	3,620,322	4,058,250
15,000	Anthem Inc.	1,337,588	2,091,600
144,866	Baxalta Inc.	4,531,457	5,654,120
144,866	Baxter International Inc.	5,319,537	5,526,638
10,000	Becton, Dickinson and Co.	1,496,549	1,540,900
525,000	BioScrip Inc.†	3,471,936	918,750
68,676	Bristol-Myers Squibb Co.	2,041,209	4,724,222
7,000	Chemed Corp.	453,403	1,048,600
45,000	Cigna Corp.	4,068,414	6,584,850
45,000	DaVita HealthCare Partners Inc.†	2,734,777	3,136,950
100,000	Eli Lilly & Co.	4,323,602	8,426,000
10,000	Express Scripts Holding Co.†	727,567	874,100
40,000	Gerresheimer AG	2,664,055	3,138,116
60,000	Gilead Sciences Inc.	5,034,434	6,071,400
60,000	HCA Holdings Inc.†	3,426,901	4,057,800
12,500	Henry Schein Inc.†	1,417,250	1,977,375
24,000	Humana Inc.	3,325,256	4,284,240
8,000	ICU Medical Inc.†	538,770	902,240
115,000	Johnson & Johnson	8,619,542	11,812,800
110,000	Kindred Healthcare Inc.	2,365,174	1,310,100
13,500	Laboratory Corp. of America Holdings†	1,184,428	1,669,140
525,000	Liberator Medical Holdings Inc.	1,554,627	1,753,500
50,000	Mallinckrodt plc†	3,217,415	3,731,500
25,000	McKesson Corp.	3,634,946	4,930,750
22,000	Mead Johnson Nutrition Co.	1,419,743	1,736,900
188,620	Medtronic plc	14,150,272	14,508,650
251,000	Merck & Co. Inc.	9,517,796	13,257,820
50,000	Mylan NV†	2,900,000	2,703,500
50,000	Myriad Genetics Inc.†	1,619,768	2,158,000
45,000	Orthofix International NV†	1,458,930	1,764,450
112,500	Owens & Minor Inc.	2,399,108	4,047,750
94,000	Patterson Companies Inc.	3,250,636	4,249,740
669,548	Pfizer Inc.	13,454,068	21,613,009
30,000	St. Jude Medical Inc.	1,407,564	1,853,100
40,000	Stryker Corp.	2,944,900	3,717,600
40,000	Tenet Healthcare Corp.†	1,983,184	1,212,000
20,000	The Cooper Companies Inc.	2,479,926	2,684,000
52,000	UnitedHealth Group Inc.	3,875,023	6,117,280
20,000	Zimmer Biomet Holdings Inc.	1,551,002	2,051,800

Shares		Cost	Market Value

197,159	Zoetis Inc.	$5,718,437	$9,447,859

		170,633,461	225,362,298

	Hotels and Gaming — 0.3%
19,000	Accor SA	654,124	826,038
115,000	Boyd Gaming Corp.†	748,084	2,285,050
400,000	Ladbrokes plc	1,885,245	705,851
53,000	Las Vegas Sands Corp.	2,214,674	2,323,520
400,000	Mandarin Oriental International Ltd.	680,880	620,000
10,000	Ryman Hospitality Properties Inc.	562,900	516,400
6,000	Wyndham Worldwide Corp.	424,345	435,900

		7,170,252	7,712,759

	Machinery — 1.1%
689,040	CNH Industrial NV	4,309,631	4,713,034
90,500	Deere & Co.	5,168,640	6,902,435
342,000	Xylem Inc.	10,316,987	12,483,000

		19,795,258	24,098,469

	Metals and Mining — 0.8%
70,000	Agnico Eagle Mines Ltd.	2,247,676	1,839,600
230,000	Alcoa Inc.	2,266,458	2,270,100
20,000	Alliance Holdings GP LP	386,353	403,600
100,000	Barrick Gold Corp.	1,822,740	738,000
8,000	BHP Billiton Ltd., ADR	217,549	206,080
30,000	Franco-Nevada Corp.	1,141,089	1,372,407
660,000	Freeport-McMoRan Inc.	9,675,850	4,468,200
13,000	Labrador Iron Ore Royalty Corp.	431,922	90,099
330,000	Newmont Mining Corp.	14,155,288	5,936,700
4,000	Peabody Energy Corp.	76,908	30,720
3,200	South32 Ltd., ADR†	27,089	12,208
48,786	TimkenSteel Corp.	1,317,829	408,827

		33,766,751	17,776,541

	Paper and Forest Products — 0.3%
204,000	International Paper Co.	9,306,877	7,690,800

	Publishing — 0.1%
400	Graham Holdings Co., Cl. B	214,697	193,988
107,000	News Corp., Cl. B	1,606,462	1,493,720

		1,821,159	1,687,708

	Real Estate — 0.4%
19,500	Brookfield Asset Management Inc., Cl. A	133,677	614,835
24,000	Communications Sales & Leasing Inc.†	625,140	448,560
71,779	Crown Castle International Corp.	2,285,610	6,205,295
18,000	Forest City Enterprises Inc., Cl. A†	439,998	394,740

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2015

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Real Estate (Continued)
16,000	QTS Realty Trust Inc., Cl. A	$347,357	$721,760

		3,831,782	8,385,190

	Retail — 5.3%
250,000	Best Buy Co. Inc.	6,605,635	7,612,500
80,000	CST Brands Inc.	2,593,385	3,131,200
356,000	CVS Health Corp.	19,082,287	34,806,120
488,000	Hertz Global Holdings Inc.†	9,631,875	6,944,240
139,300	Ingles Markets Inc., Cl. A	1,585,129	6,140,344
5,181	J Alexander’s Holdings Inc.†	29,780	56,576
25,000	Kohl’s Corp.	1,268,182	1,190,750
90,000	Lowe’s Companies Inc.	2,027,654	6,843,600
104,000	Macy’s Inc.	1,463,288	3,637,920
50,000	Murphy USA Inc.†	1,889,784	3,037,000
26,000	Outerwall Inc.	1,286,597	950,040
94,800	Rush Enterprises Inc., Cl. B†	1,729,030	2,076,120
264,000	Sally Beauty Holdings Inc.†	3,961,658	7,362,960
120,000	Seven & i Holdings Co. Ltd.	3,637,248	5,540,996
40,000	The Home Depot Inc.	1,491,260	5,290,000
178,500	Walgreens Boots Alliance Inc.	7,104,983	15,200,167
20,000	Wal-Mart Stores Inc.	970,066	1,226,000
137,000	Whole Foods Market Inc.	4,963,108	4,589,500

		71,320,949	115,636,033

	Specialty Chemicals — 2.0%
51,000	Air Products & Chemicals Inc.	4,469,072	6,635,610
49,000	Airgas Inc.	3,258,784	6,777,680
36,000	Ashland Inc.	852,516	3,697,200
85,000	Chemtura Corp.†	2,083,797	2,317,950
134,000	E. I. du Pont de Nemours and Co.	5,888,648	8,924,400
500,000	Ferro Corp.†	3,761,790	5,560,000
75,000	H.B. Fuller Co.	2,863,282	2,735,250
89,000	Olin Corp.	1,629,332	1,536,140
5,000	Praxair Inc.	556,243	512,000
9,000	The Chemours Co.	58,593	48,240
94,000	The Dow Chemical Co.	3,601,870	4,839,120

		29,023,927	43,583,590

	Telecommunications — 4.3%
422,000	AT&T Inc.	12,953,258	14,521,020
238,479	BCE Inc.	6,191,026	9,210,059
480,000	Deutsche Telekom AG, ADR	8,166,522	8,582,400
37,357	Harris Corp.	2,948,703	3,246,323
195,000	Hellenic Telecommunications
	Organization SA, ADR	1,323,723	926,250
40,500	Loral Space & Communications Inc.†	1,801,791	1,648,755
50,000	Orange SA, ADR	1,066,612	831,500
50,000	Pharol SGPS SA†	14,182	14,726
39,000	Proximus SA	1,195,261	1,271,504

Shares		Cost	Market Value

50,084	Telefonica SA, ADR	$718,792	$553,929
295,000	Telekom Austria AG	1,968,837	1,616,750
23,000	Telenet Group Holding NV†	1,046,305	1,244,020
148,000	Telephone & Data Systems Inc.	4,377,732	3,831,720
110,000	Telstra Corp. Ltd., ADR	2,014,389	2,235,200
135,000	TELUS Corp.	1,405,698	3,732,750
789,086	Verizon Communications Inc.	33,144,748	36,471,555
40,000	VimpelCom Ltd., ADR	230,241	131,200
171,545	Vodafone Group plc, ADR	7,746,959	5,534,042

		88,314,779	95,603,703

	Transportation — 0.5%
239,000	GATX Corp.	7,194,307	10,169,450
16,500	Kansas City Southern	277,030	1,232,055

		7,471,337	11,401,505

	Wireless Communications — 0.4%
3,000,000	Cable & Wireless Communications plc	2,301,248	3,286,011
124,000	United States Cellular Corp.†	5,499,141	5,060,440

		7,800,389	8,346,451

	TOTAL COMMON STOCKS	1,554,519,936	2,126,456,228

	CONVERTIBLE PREFERRED STOCKS — 0.4%
	Broadcasting — 0.0%
12,588	Emmis Communications Corp., 6.250%, Ser. A	453,121	20,393

	Energy and Utilities — 0.3%
128,000	El Paso Energy Capital Trust I, 4.750%	4,617,789	5,272,000

	Financial Services — 0.0%
1,500	Doral Financial Corp., 4.750%	202,379	1,125

	Telecommunications — 0.1%
53,000	Cincinnati Bell Inc., 6.750%, Ser. B	1,813,938	2,541,880

	TOTAL CONVERTIBLE PREFERRED STOCKS	7,087,227	7,835,398

	PREFERRED STOCKS — 0.1%
	Health Care — 0.1%
17,611	AdCare Health Systems Inc., 10.875%, Ser. A	338,053	387,442
121,653	The Phoenix Companies Inc., 7.450%	2,660,854	2,480,505

		2,998,907	2,867,947

	TOTAL PREFERRED STOCKS	2,998,907	2,867,947

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2015

Shares		Cost	Market Value

	RIGHTS — 0.0%
	Retail — 0.0%
400,000	Safeway Casa Ley, CVR, expire 01/30/19†	$68,714	$180,000
400,000	Safeway PDC, CVR, expire 01/30/17†	3,300	19,520

	TOTAL RIGHTS	72,014	199,520

	WARRANTS — 0.0%
	Energy and Utilities: Natural Gas — 0.0%
306,400	Kinder Morgan Inc., expire 05/25/17†	520,734	18,415

Principal Amount

	CORPORATE BONDS — 0.7%
	Aerospace — 0.2%
$2,500,000	Aerojet Rocketdyne Holdings Inc., Sub. Deb. 4.063%, 12/31/39	3,309,239	4,346,875

	Diversified Industrial — 0.5%
7,900,000	Griffon Corp., Sub. Deb. 4.000%, 01/15/17(b)	7,900,000	10,270,000

	Real Estate — 0.0%
450,000	Palm Harbor Homes Inc., 3.250%, 05/15/24	422,927	67,207

	TOTAL CORPORATE BONDS	11,632,166	14,684,082

	U.S. GOVERNMENT OBLIGATIONS — 2.1%
47,071,000	U.S. Treasury Bills, 0.000% to 0.536%††, 01/07/16 to 06/23/16	47,017,405	47,023,126

TOTAL INVESTMENTS — 100.0%		$1,623,848,389	2,199,084,716

Market Value

Other Assets and Liabilities (Net)	$(887,069)

PREFERRED STOCK (5,603,095 preferred shares outstanding)	(459,257,875)

NET ASSETS — COMMON STOCK (82,550,422 common shares outstanding)	$1,738,939,772

NET ASSET VALUE PER COMMON SHARE ($1,738,939,772 ÷ 82,550,422 shares outstanding)	$21.07

(a)

At December 31, 2015, the Fund held investments in a restricted and illiquid security amounting to $881,280 or 0.04% of total investments, which was valued under methods approved by the Board of Trustees as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	12/31/15 Carrying Value Per Share
339,450	Parmalat SpA, GDR	12/02/03	$981,615	$2.5962

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the market value of Rule 144A securities amounted to $11,151,280 or 0.51% of total investments.

†	Non-income producing security.
††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt
CVR	Contingent Value Right
GDR	Global Depositary Receipt

Geographic Diversification	% of Total Investments	Market Value
North America	82.5%	$1,814,989,698
Europe	12.9	284,229,696
Japan	3.3	72,299,277
Latin America	1.0	20,987,171
Asia/Pacific	0.3	6,578,874

Total Investments	100.0%	$2,199,084,716

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Statement of Assets and Liabilities December 31, 2015
Assets:
Investments, at value (cost $1,623,848,389)	$2,199,084,716
Cash	71,754
Deposit at brokers	8,346
Dividends and interest receivable	3,911,695
Deferred offering expense	38,400
Prepaid expenses	20,135

Total Assets	2,203,135,046

Liabilities:
Distributions payable	133,980
Payable for investments purchased	125,731
Payable for investment advisory fees	1,479,071
Payable for payroll expenses	96,567
Payable for accounting fees	7,500
Payable for auction agent fees	2,840,609
Other accrued expenses	253,941

Total Liabilities	4,937,399

Cumulative Preferred Shares each at $0.001 par value:
Series A (5.875%, $25 liquidation value, 3,200,000 shares authorized with 3,048,019 shares issued and outstanding)	76,200,475
Series B (Auction Market, $25,000 liquidation value, 4,000 shares authorized with 3,600 shares issued and outstanding)	90,000,000
Series C (Auction Market, $25,000 liquidation value, 4,800 shares authorized with 4,320 shares issued and outstanding)	108,000,000
Series D (6.000%, $25 liquidation value, 2,600,000 shares authorized with 2,542,296 shares issued and outstanding)	63,557,400
Series E (Auction Rate, $25,000 liquidation value, 5,400 shares authorized with 4,860 shares issued and outstanding)	121,500,000

Total Preferred Shares	459,257,875

Net Assets Attributable to Common Shareholders	$1,738,939,772

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$1,182,113,085
Distributions in excess of net investment income	(504,985)
Distributions in excess of net realized gain on investments, securities sold short, and foreign currency transactions	(17,891,047)
Net unrealized appreciation on investments	575,236,327
Net unrealized depreciation on foreign currency translations	(13,608)

Net Assets	$1,738,939,772

Net Asset Value per Common Share at $0.001 par value:
($1,738,939,772 ÷ 82,550,422 shares outstanding; unlimited number of shares authorized)	$21.07

Statement of Operations For the Year Ended December 31, 2015
Investment Income:
Dividends (net of foreign withholding taxes of $1,142,468)	$50,203,076
Interest	446,478

Total Investment Income	50,649,554

Expenses:
Investment advisory fees	23,453,794
Shareholder communications expenses	386,995
Payroll expenses	284,944
Custodian fees	271,568
Trustees’ fees	239,500
Legal and audit fees	114,631
Accounting fees	45,000
Shareholder services fees	44,899
Interest expense	228
Miscellaneous expenses	267,110

Total Expenses	25,108,669

Less:
Advisory fee reduction (See Note 3)	(4,592,578)
Expenses paid indirectly by broker (See Note 3)	(12,890)

Total Reductions	(4,605,468)

Net Expenses	20,503,201

Net Investment Income	30,146,353

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign Currency:
Net realized gain on investments	56,628,820
Net realized gain on securities sold short	8,579
Net realized loss on foreign currency transactions.	(41,523)

Net realized gain on investments, securities sold short, and foreign currency transactions	56,595,876

Net change in unrealized appreciation/depreciation:
on investments	(177,077,471)
on foreign currency translations	7,317

Net change in unrealized appreciation/ depreciation on investments and foreign currency translations	(177,070,154)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign Currency	(120,474,278)

Net Decrease in Net Assets Resulting from Operations	(90,327,925)

Total Distributions to Preferred Shareholders	(14,845,583)

Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	$(105,173,508)

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Statements of Changes in Net Assets Attributable to Common Shareholders

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
Operations:
Net investment income	$30,146,353	$33,904,297
Net realized gain on investments, securities sold short, and foreign currency transactions	56,595,876	176,431,063
Net change in unrealized appreciation/depreciation on investments, and foreign currency translations	(177,070,154)	(48,739,391)

Net Increase/(Decrease) in Net Assets Resulting from Operations	(90,327,925)	161,595,969

Distributions to Preferred Shareholders:
Net investment income	(4,771,830)	(2,455,193)
Net realized capital gain	(10,073,753)	(12,322,335)

Total Distributions to Preferred Shareholders	(14,845,583)	(14,777,528)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(105,173,508)	146,818,441

Distributions to Common Shareholders:
Net investment income	(25,462,399)	(32,446,114)
Net realized capital gain	(53,753,364)	(162,843,318)
Return of capital	(23,380,488)	(1,713,826)

Total Distributions to Common Shareholders	(102,596,251)	(197,003,258)

Fund Share Transactions:
Net decrease from repurchase of common shares.	(4,322,267)	—

Net Decrease in Net Assets from Fund Share Transactions	(4,322,267)	—

Net Decrease in Net Assets Attributable to Common Shareholders	(212,092,026)	(50,184,817)

Net Assets Attributable to Common Shareholders:
Beginning of year	1,951,031,798	2,001,216,615

End of year (including undistributed net investment income of $0 and $0, respectively)	$1,738,939,772	$1,951,031,798

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2015		2014	2013	2012	2011
Operating Performance:
Net asset value, beginning of year	$23.57		$24.18	$18.58	$17.24	$17.64

Net investment income	0.30		0.41	0.36	0.47	0.38
Net realized and unrealized gain on investments, securities sold short, swap contracts, and foreign currency transactions		(1.39)	1.54	6.45	2.00	0.28

Total from investment operations		(1.09)	1.95	6.81	2.47	0.66

Distributions to Preferred Shareholders: (a)
Net investment income		(0.06)	(0.03)	(0.05)	(0.09)	(0.11)
Net realized gain		(0.12)	(0.15)	(0.13)	(0.08)	(0.05)

Total distributions to preferred shareholders		(0.18)	(0.18)	(0.18)	(0.17)	(0.16)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations		(1.27)	1.77	6.63	2.30	0.50

Distributions to Common Shareholders:
Net investment income		(0.31)	(0.39)	(0.31)	(0.37)	(0.27)
Net realized gain on investments		(0.65)	(1.97)	(0.72)	(0.31)	(0.14)
Return of capital		(0.28)	(0.02)	—	(0.28)	(0.49)

Total distributions to common shareholders		(1.24)	(2.38)	(1.03)	(0.96)	(0.90)

Fund Share Transactions:
Increase in net asset value from repurchase of common shares	0.01		—	0.00 (b)	0.00 (b)	0.00 (b)

Total from Fund share transactions	0.01		—	0.00 (b)	0.00 (b)	0.00 (b)

Net Asset Value Attributable to Common Shareholders, End of Year	$21.07		$23.57	$24.18	$18.58	$17.24

NAV total return †		(5.59)%	7.48%	36.47%	14.40%	3.61%

Market value, end of year	$18.46		$21.66	$22.17	$16.18	$15.42

Investment total return ††		(9.32)%	8.82%	44.38%	11.38%	6.42%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$2,198,198		$2,410,290	$2,460,474	$1,998,057	$1,888,654
Net assets attributable to common shares, end of year (in 000’s)	$1,738,940		$1,951,032	$2,001,217	$1,538,799	$1,429,397
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions		1.60%	1.71%	1.65%	2.62%	2.12%
Ratio of operating expenses to average net assets attributable to common shares before fees waived	1.33	%(c)	1.36%	1.34%	1.41%	1.50%
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any	1.09	%(c)	1.36%	1.34%	1.41%	1.40%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees waived	1.07	%(c)	1.10%	1.07%	1.08%	1.14%
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any	0.88	%(c)	1.10%	1.07%	1.08%	1.07%
Portfolio turnover rate		8.1%	18.4%	15.8%	14.5%	15.0%

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2015	2014	2013	2012	2011
Preferred Stock:
5.875% Series A Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$76,201	$76,201	$76,200	$76,200	$76,200
Total shares outstanding (in 000’s)	3,048	3,048	3,048	3,048	3,048
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (d)	$25.63	$25.26	$25.31	$25.72	$25.30
Asset coverage per share(e)	$119.66	$131.21	$133.94	$108.77	$102.81
Series B Auction Market Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$90,000	$90,000	$90,000	$90,000	$90,000
Total shares outstanding (in 000’s)	4	4	4	4	4
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Liquidation value (f)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share(e)	$119,660	$131,206	$133,938	$108,766	$102,810
Series C Auction Market Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$108,000	$108,000	$108,000	$108,000	$108,000
Total shares outstanding (in 000’s)	4	4	4	4	4
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Liquidation value (f)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share(e)	$119,660	$131,206	$133,938	$108,766	$102,810
6.000% Series D Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$63,557	$63,557	$63,557	$63,557	$63,557
Total shares outstanding (in 000’s)	2,542	2,542	2,542	2,542	2,542
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (d)	$25.70	$25.53	$26.25	$26.79	$26.09
Asset coverage per share(e)	$119.66	$131.21	$133.94	$108.77	$102.81
Series E Auction Rate Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$121,500	$121,500	$121,500	$121,500	$121,500
Total shares outstanding (in 000’s)	5	5	5	5	5
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Liquidation value (f)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share(e)	$119,660	$131,206	$133,938	$108,766	$102,810
Asset Coverage (g)	479%	525%	536%	435%	411%

†

For the years ended 2015, 2014, and 2013 based on net asset value per share and reinvestment of distributions at net asset value on the ex-dividend date. The years ended 2012 and 2011 were based on net asset value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.

††	Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the year.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended December 31, 2015, there was no impact on the expense ratios.
(d)	Based on weekly prices.
(e)	Asset coverage per share is calculated by combining all series of preferred shares.
(f)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.
(g)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Notes to Financial Statements

1. Organization. The Gabelli Dividend & Income Trust (the “Fund”) currently operates as a diversified closed-end management investment company organized as a Delaware statutory trust on November 18, 2003 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on November 28, 2003.

The Fund’s investment objective is to provide a high level of total return on its assets with an emphasis on dividends and income. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in dividend paying securities (such as common and preferred stock) or other income producing securities (such as fixed income debt securities and securities that are convertible into equity securities).

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 12/31/15
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Aerospace	$38,515,772	$181,073	—	$38,696,845
Energy and Utilities: Integrated	43,798,673	—	$54,501	43,853,174
Food and Beverage	288,286,604	881,280	—	289,167,884
Other Industries (a)	1,754,738,325	—	—	1,754,738,325
Total Common Stocks	2,125,339,374	1,062,353	54,501	2,126,456,228
Preferred Stocks (a)	2,867,947	—	—	2,867,947
Convertible Preferred Stocks
Energy and Utilities	—	5,272,000	—	5,272,000
Financial Services	—	—	1,125	1,125
Other Industries (a)	2,562,273	—	—	2,562,273
Total Preferred Stocks and Convertible Preferred Stocks	5,430,220	5,272,000	1,125	10,703,345
Rights (a)	—	—	199,520	199,520
Warrants (a)	18,415	—	—	18,415
Corporate Bonds (a)	—	14,616,875	67,207	14,684,082
U.S. Government Obligations	—	47,023,126	—	47,023,126
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$2,130,788,009	$67,974,354	$322,353	$2,199,084,716

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the year ended December 31, 2015, the Fund had transfers of $8,743,609 or 0.45% of net assets as of December 31, 2014, from Level 1 to Level 2. Transfers from Level 1 to Level 2 are due to a decline in market activity (e.g. frequency of trades), which resulted in a lack of available market inputs to determine price. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of achieving additional return or of hedging the value of the Fund’s portfolio, increasing the income of the Fund, hedging or protecting its exposure to interest rate movements and movements in the securities markets, managing risks, protecting the value of its portfolio against uncertainty in the level of future currency exchange rates, or hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2015, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund is not subject to an independent limitation on the amount it may invest in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For restricted securities the Fund held as of December 31, 2015, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.”

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2015, reclassifications were made to decrease distributions in excess of net investment income by $205,076 and increase distributions in excess of net realized gain on investments and foreign currency transactions by $47,261, with an offsetting adjustment to paid-in capital.

Under the Fund’s current common share distribution policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Distribution, subject to the maximum federal income tax rate and may cause such gains to be treated as ordinary income. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

On January 22, 2014, the Fund contributed $100,000 in cash in exchange for 8,333 shares of the Gabelli Global Small and Mid Cap Value Trust (the “Global Trust”). On June 23, 2014, the Fund contributed an additional $99,229,373 in cash in exchange for shares of the Global Trust, and on the same date distributed such shares to holders of the Fund on record as of June 16, 2014 at the rate of one common share of the Global Trust for every ten common shares of the Fund’s common shares.

Distributions to shareholders of the Fund’s 5.875% Series A Preferred Shares, Series B Auction Market Preferred Shares, Series C Auction Market Preferred Shares, 6.000% Series D Cumulative Preferred Shares, and Series E Auction Rate Preferred Shares (“Preferred Shares”) are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income	$27,764,357	$5,203,233	$37,800,576	$2,860,365
Net long term capital gains	51,451,406	9,642,350	157,488,856	11,917,163
Return of capital	23,380,488	—	1,713,826	—

Total distributions paid	$102,596,251	$14,845,583	$197,003,258	$14,777,528

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

As of December 31, 2015, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$556,960,667
Other temporary differences(a)	(133,980)

Total	$556,826,687

(a)	Other temporary differences are due to adjustments on distributions payable.

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

At December 31, 2015, the temporary differences between book basis and tax basis net unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes and basis adjustments in partnerships and hybrid securities.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2015:

		Gross	Gross
	Cost/	Unrealized	Unrealized	Net Unrealized
	Proceeds	Appreciation	Depreciation	Appreciation
Investments	$1,642,110,441	$692,582,906	$(135,608,631)	$556,974,275

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2015, the Fund did not incur any income tax, interest, or penalty. As of December 31, 2015, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Preferred Shares if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Preferred Shares for the year. The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Preferred Shares for the period. For the year ended December 31, 2015, the Fund’s total return on the NAV of the common shares did not exceed the stated dividend rate or corresponding swap rate of the outstanding Preferred Shares. Thus, advisory fees with respect to the liquidation value of the Preferred assets was reduced by $4,592,578.

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

During the year ended December 31, 2015, the Fund paid brokerage commissions on security trades of $45,681 to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2015, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $12,890.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2015, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the year ended December 31, 2015 the Fund paid or accrued $284,944 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Proxy Voting Committee Chairman receives an annual fee of $1,500, the Nominating Committee Chairman and the Lead Trustee each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2015, other than short term securities and U.S. Government obligations, aggregated $185,352,257, and $288,011,644, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase and retirement of its shares on the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2015, the Fund repurchased and retired 224,056 common shares in the open market at a cost of $4,322,267 and an average discount of approximately 12.68% from its NAV. The Fund did not repurchase any common shares for the year ended December 31, 2014.

	Year Ended December 31, 2015
	Shares	Amount
Net decrease from repurchase of common shares	(224,056)	$(4,322,267)

A shelf registration authorizing the offering of an additional $500 million of common or preferred shares or notes was declared effective by the SEC on June 11, 2013.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

to common shareholders. Dividends on the Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statements of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series A, Series B, Series C, Series D, and Series E Preferred Shares at redemption prices of $25, $25,000, $25,000, $25, and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

For Series B, Series C, and Series E Preferred Shares, the dividend rates, as set by the auction process that is generally held every seven days, are expected to vary with short term interest rates. Since February 2008, the number of Series B, Series C, and Series E Preferred Shares subject to bid orders by potential holders has been less than the number of shares of Series B, Series C, and Series E Preferred Shares subject to sell orders. Holders that have submitted sell orders have not been able to sell any or all of the Series B, Series C, and Series E Preferred Shares for which they have submitted sell orders. Therefore the weekly auctions have failed, and the dividend rate has been the maximum rate. The current maximum rate for Series B, Series C, and Series E Preferred Shares is 150, 150, and 250, respectively, basis points greater than the seven day Telerate/British Bankers Association LIBOR rate on the date of such auction. Existing Series B, Series C, and Series E Preferred shareholders may submit an order to hold, bid, or sell such shares on each auction date, or trade their shares in the secondary market. There were no redemptions of Series B, Series C, and Series E Preferred Shares during the year ended December 31, 2015.

The Fund may redeem in whole or in part the 5.875% Series A and 6.000% Series D Preferred Shares at the redemption price at any time. The Board has authorized the repurchase of Series A and Series D Preferred Shares in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2015, the Fund did not repurchase any shares of Series A or Series D Preferred Shares.

The following table summarizes Cumulative Preferred Stock information:

			Number of Shares			Dividend	Accrued
		Issued/	Outstanding at	Net	2015 Dividend	Rate at	Dividend at
Series	Issue Date	Authorized	12/31/15	Proceeds	Rate Range	12/31/15	12/31/15
A 5.875%	October 12, 2004	3,200,000	3,048,019	$77,280,971	Fixed Rate	5.875%	$49,742
B Auction Market	October 12, 2004	4,000	3,600	98,858,617	1.633% to 1.890%	1.885%	9,425
C Auction Market	October 12, 2004	4,800	4,320	118,630,341	1.634% to 1.890%	1.890%	22,680
D 6.000%	November 3, 2005	2,600,000	2,542,296	62,617,239	Fixed Rate	6.000%	42,372
E Auction Rate	November 3, 2005	5,400	4,860	133,379,387	2.634% to 2.892%	2.892%	9,761

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Preferred Shares, voting as a single class, will be required to approve any plan of reorganization adversely

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

affecting the Preferred Shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Dividend & Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The Gabelli Dividend & Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets attributable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Dividend & Income Trust (hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 26, 2016

The Gabelli Dividend & Income Trust

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Dividend & Income Trust at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s)	Term of Office	Number of Funds
Address[1]	and Length of	in Fund Complex	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	Overseen by Trustee	During Past Five Years	Held by Trustee[4]

INTERESTED TRUSTEES[3]:

Mario J. Gabelli, CFA Trustee and Chief Investment Officer Age: 73	Since 2003*	29	Chairman, Chief Executive Officer, and
Chief Investment Officer–Value Portfolios
of GAMCO Investors, Inc. and Chief
Investment Officer–Value Portfolios of
Gabelli Funds, LLC and GAMCO Asset
Management Inc.; Director/Trustee or
Chief Investment Officer of other
registered investment companies within
the Gabelli/GAMCO Fund Complex;
Chief Executive Officer of GGCP, Inc.;
Chief Executive Officer and Chairman of
the Board of Associated Capital Group,
Inc.	Director of Morgan Group Holdings, Inc.
(holding company); Chairman of the
Board and Chief Executive Officer of
LICT Corp. (multimedia and
communication services company);
Director of CIBL, Inc. (broadcasting and
wireless communications); Director of
ICTC Group Inc. (communications);
Director of RLJ Acquisition Inc. (blank
				check company) (2011-2012)

Edward T. Tokar Trustee Age: 68	Since 2003***	2	Senior Managing Director of Beacon Trust Company (trust services); Chief Executive Officer of Allied Capital Management LLC (1977-2004); Vice President of Honeywell International Inc. (1977-2004)	Director of CH Energy Group (energy services) (2009-2013); Director, Teton Advisors, Inc. (financial services) (2008- 2010)
INDEPENDENT TRUSTEES[5]:

Anthony J. Colavita Trustee Age: 80	Since 2003**	36	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Trustee Age: 77	Since 2003***	22	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Frank J. Fahrenkopf, Jr. Trustee Age: 76	Since 2003**	9	Co-Chairman of the Commission on
Presidential Debates; Former
President and Chief Executive Officer
of the American Gaming Association
(1995-2013); Former Chairman of the
Republican National Committee
			(1983-1989)	Director of First Republic Bank (banking)

Michael J. Melarkey Trustee Age: 66	Since 2003*	7	Of Counsel McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1976-2015); Owner in Pioneer Crossing Casino Group	Director of Southwest Gas Corporation (natural gas utility)

Salvatore M. Salibello Trustee Age: 70	Since 2003***	3	Senior Partner of Bright Side
Consulting (consulting); Certified
Public Accountant and Managing
Partner of the certified public
accounting firm of Salibello & Broder
LLP (1978-2012); Partner of BDO
			Seidman, LLP (2012-2013)	Director of Kid Brands, Inc. (consumer products)

Anthonie C. van Ekris Trustee Age: 81	Since 2003**	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/export company)	—

Salvatore J. Zizza Trustee Age: 70	Since 2003**	30	President of Zizza & Associates Corp.
(financial consulting); Chairman of
Harbor Diversified, Inc.
(pharmaceuticals); Chairman of BAM
(semiconductor and aerospace
manufacturing); Chairman of Bergen
Cove Realty Inc.; Chairman of
Metropolitan Paper Recycling Inc.
(recycling) (2005-2014)	Director and Vice Chairman of Trans-
Lux Corporation (business services);
Director and Chairman of Harbor
Diversified Inc. (pharmaceuticals);
Director, Chairman, and CEO of
General Employment Enterprises
				(staffing services) (2009-2012)

The Gabelli Dividend & Income Trust

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 64	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of several registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010; President of Teton Advisors, Inc., 1998-2008

Andrea R. Mango Vice President and Secretary Age: 43	SInce 2013	Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 57	Since 2006	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 56	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004- 2011

Carter W. Austin Vice President and Ombudsman Age: 49	Since 2003	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President of Gabelli Funds, LLC since 2015

Laurissa M. Martire Vice President and Ombudsman Age: 39	Since 2011	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Assistant Vice President of GAMCO Investors, Inc. since 2003

David I. Schachter Vice President Age: 62	Since 2011	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President of Gabelli Funds, LLC since 2015

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	– Term expires at the Fund’s 2016 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	– Term expires at the Fund’s 2017 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	– Term expires at the Fund’s 2018 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]

“Interested person” of the Fund, as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mr. Tokar is an “interested person”.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.

THE GABELLI DIVIDEND & INCOME TRUST

INCOME TAX INFORMATION (Unaudited)

December 31, 2015

Cash Dividends and Distributions

		Total Amount	Ordinary	Long Term		Dividend
Payable	Record	Paid	Investment	Capital	Return of	Reinvestment
Date	Date	Per Share(a)	Income(a)	Gains	Capital(b)	Price
Common Shares
01/23/15	01/15/15	$0.10000	$0.02712	$0.05013	$0.02275	$21.19730
02/20/15	02/12/15	0.10000	0.02712	0.05013	0.02275	21.79330
03/24/15	03/17/15	0.10000	0.02712	0.05013	0.02275	21.22630
04/23/15	04/16/15	0.10000	0.02712	0.05013	0.02275	21.64950
05/21/15	05/14/15	0.10000	0.02712	0.05013	0.02275	21.72090
06/23/15	06/16/15	0.10000	0.02712	0.05013	0.02275	21.39450
07/24/15	07/17/15	0.10000	0.02712	0.05013	0.02275	20.08740
08/24/15	08/17/15	0.10000	0.02712	0.05013	0.02275	18.13270
09/23/15	09/16/15	0.11000	0.02984	0.05514	0.02502	17.77520
10/23/15	10/16/15	0.11000	0.02984	0.05514	0.02502	19.30700
11/20/15	11/13/15	0.11000	0.02984	0.05514	0.02502	19.02900
12/18/15	12/11/15	0.11000	0.02984	0.05514	0.02502	17.94230

		$1.24000	$0.33632	$0.62160	$0.28208
5.875% Series A Cumulative Preferred Shares
03/26/15	03/19/15	$0.36719	$0.12894	$0.23825
06/26/15	06/19/15	0.36719	0.12894	0.23825
09/28/15	09/21/15	0.36719	0.12894	0.23825
12/28/15	12/18/15	0.36719	0.12894	0.23825

		$1.46876	$0.51576	$0.95301
6.000% Series D Cumulative Preferred Shares
03/26/15	03/19/15	$0.37500	$0.13168	$0.24332
06/26/15	06/19/15	0.37500	0.13168	0.24332
09/28/15	09/21/15	0.37500	0.13168	0.24332
12/28/15	12/18/15	0.37500	0.13168	0.24332

		$1.50000	$0.52672	$0.97328

Series B and C Auction Rate Cumulative and Series E Auction Rate Cumulative Preferred Shares

Auction Rate Preferred Shares pay dividends weekly based on the maximum rate. The distributions derived from long term capital gains for the Series B, Series C, or Series E Auction Preferred Shares were $4,283,362 for the fiscal year ended December 31, 2015.

A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2015 tax returns. Ordinary income distributions include net investment income and realized net short term capital gains, if any. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. The long term gain distributions for the year ended December 31, 2015 were $61,093,756.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2015, the Fund paid to common, 5.875% Series A, and 6.00% Series D Cumulative Preferred shareholders ordinary income dividends of $0.33632, $0.51576, and $0.52672 per share, respectively. The Fund paid weekly distributions to Series B, C, and E preferred shareholders at varying rates throughout the year, including ordinary income dividends totaling $135.25, $135.45, and $216.67 per share, respectively. For the year ended December 31, 2015, 100% of the ordinary dividend qualified for the dividends received deduction available to corporations, 100% of the ordinary income distribution was deemed qualified dividend income, and 0.91% of the ordinary income distribution was qualified interest income. The percentage of ordinary income dividends paid by the Fund during 2015 derived from U.S. Treasury securities was 0.08%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2015. The percentage of U.S. Treasury securities held as of December 31, 2015 was 2.14%.

THE GABELLI DIVIDEND & INCOME TRUST

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2015

Historical Distribution Summary

		Short Term	Long Term			Adjustment
	Investment	Capital	Capital	Return of	Total	to Cost
	Income(c)	Gains(c)	Gains	Capital(b)	Distributions(a)	Basis(d)
Common Shares
2015	$0.30852	$0.02780	$0.62160	$0.28208	$1.24000	$0.28208
2014	0.38937	0.06471	1.90232	0.0236	2.38000	0.0236
2013	0.31020	0.00550	0.71430	—	1.03000	—
2012	0.37632	0.30588	—	0.27780	0.96000	0.27780
2011	0.26832	0.13452	—	0.49716	0.90000	0.49716
2010	0.16120	—	—	0.59880	0.76000	0.59880
2009	0.20460	—	—	0.78540	0.99000	0.78540
2008	0.27910	—	0.00250	0.99840	1.28000	0.99840
2007	0.50910	0.23480	0.91610	—	1.66000	—
2006	0.60798	0.24082	0.69120	—	1.54000	—
5.875% Series A Cumulative Preferred Shares
2015	$0.47310	$0.04264	$0.95301	—	$1.46875	—
2014	0.24271	0.04031	1.18573	—	1.46875	—
2013	0.44235	0.00795	1.01845	—	1.46875	—
2012	0.81025	0.65850	—	—	1.46875	—
2011	0.97821	0.49054	—	—	1.46875	—
2010	1.46875	—	—	—	1.46875	—
2009	1.46875	—	—	—	1.46875	—
2008	1.46583	—	0.00292	—	1.46875	—
2007	0.45059	0.20776	0.81040	—	1.46875	—
2006	0.57983	0.22967	0.65925	—	1.46875	—
6.000% Series D Cumulative Preferred Shares
2015	$0.48316	$0.04356	$0.97328	—	$1.50000	—
2014	0.24788	0.04116	1.21096	—	1.50000	—
2013	0.45176	0.00812	1.04012	—	1.50000	—
2012	0.82760	0.67240	—	—	1.50000	—
2011	0.99920	0.50080	—	—	1.50000	—
2010	1.50000	—	—	—	1.50000	—
2009	1.50000	—	—	—	1.50000	—
2008	1.49700	—	0.00300	—	1.50000	—
2007	0.46020	0.21220	0.82760	—	1.50000	—
2006	0.59215	0.23457	0.67328	—	1.50000	—

THE GABELLI DIVIDEND & INCOME TRUST

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2015

Historical Distribution Summary

		Short Term	Long Term			Adjustment
	Investment	Capital	Capital	Return of	Total	to Cost
	Income(c)	Gains(c)	Gains	Capital(b)	Distributions(a)	Basis(d)
Auction Market/Rate Cumulative Preferred Shares
2015 Class B Shares	$135.24823	$12.19058	$272.44119	—	$419.88000	—
2015 Class C Shares	135.44794	12.20858	272.84348	—	420.50000	—
2015 Class E Shares	216.66839	19.52938	436.45223	—	672.65000	—
2014 Class B Shares	67.75947	11.25488	331.03565	—	410.05000	—
2014 Class C Shares	69.08641	11.47528	337.51831	—	418.08000	—
2014 Class E Shares	109.5438	18.19527	535.17093	—	662.91000	—
2013 Class B Shares	125.97838	2.26456	290.04706	—	418.29000	—
2013 Class C Shares	126.00248	2.26499	290.10253	—	418.37000	—
2013 Class E Shares	206.03966	3.70373	474.37661	—	684.12000	—
2012 Class B Shares	221.40190	179.93810	—	—	401.34000	—
2012 Class C Shares	216.87831	176.26169	—	—	393.14000	—
2012 Class E Shares	299.97988	243.80012	—	—	543.78000	—
2011 Class B Shares	243.86841	122.29159	—	—	366.16000	—
2011 Class C Shares	243.76851	122.24149	—	—	366.01000	—
2011 Class E Shares	285.90068	143.36932	—	—	429.27000	—
2010 Class B Shares	381.65000	—	—	—	381.65000	—
2010 Class C Shares	381.65000	—	—	—	381.65000	—
2010 Class E Shares	444.84000	—	—	—	444.84000	—
2009 Class B Shares	388.12000	—	—	—	388.12000	—
2009 Class C Shares	388.02000	—	—	—	388.02000	—
2009 Class E Shares	451.10000	—	—	—	451.10000	—
2008 Class B Shares	944.35220	—	1.87780	—	946.23000	—
2008 Class C Shares	966.50741	—	1.92259	—	968.43000	—
2008 Class E Shares	1044.21367	—	2.07633	—	1046.29000	—
2007 Class B Shares	414.02782	190.66719	743.74499	—	1348.44000	—
2007 Class C Shares	409.97064	188.64406	735.87530	—	1334.49000	—
2007 Class E Shares	407.63287	187.65002	731.97711	—	1327.26000	—
2006 Class B Shares	484.90820	192.07260	551.32920	—	1228.31000	—
2006 Class C Shares	484.32800	191.84250	550.66950	—	1226.84000	—
2006 Class E Shares	483.94880	191.69260	550.23860	—	1225.88000	—

(a) Total amounts may differ due to rounding.

(b) Non-taxable.

(c) Taxable as ordinary income for Federal tax purposes.

(d) Decrease in cost basis.

(e) Represents the spin-off of the Gabelli Global Small and Mid Cap Value Trust (GGZ). On June 23, 2014, the Fund distributed shares of GGZ valued at $12.00 per share. Common shareholders of GDV received one share of GGZ for every ten shares owned of GDV.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “General Equity Funds,“ in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “General Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914)921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGDVX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also from time to time purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI DIVIDEND & INCOME TRUST

ANNUAL APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT

During the six months ended December 31, 2015, the Board of Trustees of the Trust approved the continuation of the investment advisory agreement with the Adviser for the Trust on the basis of the recommendation by the trustees (the “Independent Board Members”) who are not “interested persons” of the Trust. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio managers.

Investment Performance. The Independent Board Members reviewed the performance of the Fund over one, three, and five year periods against a peer group of equity closed-end funds prepared by Lipper. The Independent Board Members noted the Fund’s last quartile relative performance for the one year period and second quartile for the three and five year periods.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser.

Economies of Scale. The Independent Board Members noted that the Fund was a closed-end fund trading at a discount to net asset value and accordingly unlikely to achieve growth of the type that might lead to economies of scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the Lipper peer group of equity closed-end value funds and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted that the Fund was larger than average within the peer group and that its expense ratios were slightly above average. The Independent Board Members also noted that the management fee structure was the same as that in effect for most of the Gabelli funds. The Independent Board Members were presented with, but did not attach significance to, information comparing the management fee with the fee for other types of accounts managed by an affiliate of the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and a reasonable performance record. The Independent Board Members also concluded that the Fund’s expense ratios and the profitability to the Adviser of managing the Fund were reasonable, and that economies of scale were not a significant factor in their thinking. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly,

THE GABELLI DIVIDEND & INCOME TRUST

ANNUAL APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT (Continued)

the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Dividend & Income Trust to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Dividend & Income Trust

c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940–3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

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THE GABELLI DIVIDEND & INCOME TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Chief Executive Officer and Chairman of the Board of Directors of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

Barbara G. Marcin, CFA, joined GAMCO Investors, Inc. in 1999 and currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Prior to joining GAMCO, Ms. Marcin was head of value investments at Citibank Global Asset Management. Ms. Marcin graduated with Distinction as an Echols Scholar from the University of Virginia and holds an MBA degree from Harvard University’s Graduate School of Business.

Robert D. Leininger, CFA, joined GAMCO Investors, Inc. in 1993 as an equity analyst. Subsequently, he was a partner and portfolio manager at Rorer Asset Management before rejoining GAMCO in 2010 where he currently serves as a portfolio manager of Gabelli Funds, LLC and co-manages the Fund. Mr. Leininger is a magna cum laude graduate of Amherst College with a degree in Economics and holds an MBA from the Wharton School at the University of Pennsylvania.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst. He focuses on companies in the cardiovascular, healthcare services, and pharmacy benefits management sectors, among others. He also serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA from Columbia Business School.

THE GABELLI DIVIDEND & INCOME TRUST

One Corporate Center

Rye, NY 10580-1422

t	800-GABELLI (800-422-3554)

f	914-921-5118

e	info@gabelli.com

GABELLI.COM

TRUSTEES	OFFICERS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Chairman and

Chief Executive Officer,

Associated Capital Group, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Michael J. Melarkey

Of Counsel,

McDonald Carano Wilson LLP

Salvatore M. Salibello, CPA

Senior Partner,

Bright Side Consulting

Edward T. Tokar

Senior Managing Director,

Beacon Trust Company

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Bruce N. Alpert

President

Andrea R. Mango

Secretary &

Vice President

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

Carter W. Austin

Vice President & Ombudsman

Laurissa M. Martire

Vice President & Ombudsman

David I. Schachter

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

State Street Bank and Trust

Company

COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

TRANSFER AGENT AND

REGISTRAR

Computershare Trust Company, N.A.

GDV Q4/2015

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Salvatore M. Salibello is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $46,424 for 2014 and $47,817 for 2015.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $12,000 for 2014 and $0 for 2015.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,500 for 2014 and $4,635 for 2015. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014 and $0 for 2015. All other fees represent services provided in review of registration statement.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) 100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2014 and $0 for 2015.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Frank J. Fahrenkopf, Jr., Salvatore M. Salibello, and Salvatore J. Zizza.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

SECTION HH

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

 Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”), other third-party services and the analysts of G.research, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

Revised – January 15, 2015

INTERNAL USE ONLY

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of G.research, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of G.research, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by G.research, Inc. analysts. The Chief Investment Officer or the G.research, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the

Revised – January 15, 2015

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committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

Revised – January 15, 2015

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III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

V.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Revised – January 15, 2015

INTERNAL USE ONLY

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.	Voting Procedures

1.  Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•

Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2.  Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3.  Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4.  VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5.  If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.

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•	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6.  In the case of a proxy contest, records are maintained for each opposing entity.

7.  Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b)  The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Revised – January 15, 2015

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Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance

Revised – January 15, 2015

INTERNAL USE ONLY

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

Revised – January 15, 2015

INTERNAL USE ONLY

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans
•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Revised – January 15, 2015

INTERNAL USE ONLY

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

Revised – January 15, 2015

INTERNAL USE ONLY

Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%.
•	Kind of stock to be awarded, to whom, when and how much.
•	Method of payment.

•	Amount of stock already authorized but not yet issued under existing stock plans.
•	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

Mr. Mario J. Gabelli, CFA, Ms. Barbara G. Marcin, CFA, Mr. Robert D. Leininger, CFA, Mr. Kevin V. Dreyer, Mr. Jeffrey J. Jonas, CFA and Mr. Christopher J. Marangi, serve as Portfolio Managers of the Gabelli Dividend & Income Trust.

PORTFOLIO MANAGEMENT

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Associated Capital Group, Inc., and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Barbara Marcin, CFA, joined GAMCO Investors, Inc. in 1999 and currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Prior to joining GAMCO, Ms. Marcin was head of value investments at Citibank Global Asset Management. Ms. Marcin graduated with distinction as an Echols Scholar from the University of Virginia and holds an MBA degree from Harvard University’s Graduate School of Business.

Robert Leininger, CFA, joined GAMCO Investors, Inc. in 1993 as an equity analyst. Subsequently, he was a partner and portfolio manager at Rorer Asset Management before rejoining GAMCO in 2010 where he currently serves as a portfolio manager of Gabelli Funds, LLC and co-manages the Fund. Mr. Leininger is a magna cum laude graduate of Amherst College with a degree in economics and holds an MBA from the Wharton School at the University of Pennsylvania.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA from Columbia Business School.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst. He has focused on companies in the cardiovascular, healthcare services, and pharmacy benefits management sectors, among others. He serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by the Portfolio Managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2015. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Mario J. Gabelli	Registered Investment Companies:	24	19.2B	5	2.2B
	Other Pooled Investment Vehicles:	29	900.5M	18	795.6M
	Other Accounts:	1,634	15.1B	20	1.7B

2. Barbara G. Marcin	Registered Investment Companies:	3	725.9M	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	31	92.1M	0	0

3. Robert D. Leininger	Registered Investment Companies:	1	58.0M	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	79	289.7M	2	42.2M

4. Kevin V. Dreyer	Registered Investment Companies:	6	3.3B	1	151.7M
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	345	1.1B	1	11.5M

5. Jeffrey J. Jonas	Registered Investment Companies:	3	3.1B	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	66	111.4M	2	23.9M

6. Christopher J. Marangi	Registered Investment Companies:	6	3.7B	2	343.3M
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	350	1.2B	2	18.3M

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day to day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the Portfolio Managers manage multiple accounts. As a result, he/she will not be able to devote all of their time to the management of the Trust. The Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he/she were to devote all of their attention to the management of only the Trust.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the Portfolio Managers manage managed accounts with investment strategies and/or policies that are similar to the Trust. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, a fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, LLC, he may have an incentive to use G.research to execute portfolio transactions for a fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differs among the accounts that they manage. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other closed-end registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR THE PORTFOLIO MANAGERS OTHER THAN MR. GABELLI

The compensation for the Portfolio Managers other than Mr. Gabelli for the Trust is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers other than Mr. Gabelli receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Trust to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the Portfolio Managers’ compensation) allocable to the Trust (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Managers, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli, Barbara G. Marcin, Robert D Leininger, Kevin V. Dreyer, Jeffrey J. Jonas, and Christopher J. Marangi each owned over $1,000,000, $0, $100,001 - $500,000, $10,001 - $50,000, $50,001 - $100,000, and $0 - $10,000, respectively, of shares of the Trust as of December 31, 2015.

(b)       Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/15 through 07/31/15	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – 82,774,478 Preferred Series A – 3,048,019 Preferred Series D – 2,542,296
Month #2 08/01/15 through 08/31/15	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – 82,774,478 Preferred Series A – 3,048,019 Preferred Series D – 2,542,296
Month #3 09/01/15 through 09/30/15	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – 82,774,478 Preferred Series A – 3,048,019 Preferred Series D – 2,542,296

Month #4 10/01/15 through 10/31/15	Common – 27,200 Preferred Series A – N/A Preferred Series D – N/A	Common – $19,1477 Preferred Series A – N/A Preferred Series D – N/A	Common – 27,200 Preferred Series A – N/A Preferred Series D – N/A	Common – 82,774,478 – 27,200 = 82,747,678 Preferred Series A – 3,048,019 Preferred Series D – 2,542,296
Month #5 11/01/15 through 11/30/15	Common – 196,856 Preferred Series A – N/A Preferred Series D – N/A	Common – $19,1462 Preferred Series A – N/A Preferred Series D – N/A	Common – 196,856 Preferred Series A – N/A Preferred Series D – N/A	Common – 82,774,478 – 27,200 = 82,747,678 Preferred Series A – 3,048,019 Preferred Series D – 2,542,296
Month #6 12/01/15 through 12/31/15	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – 82,774,478 – 27,200 = 82,747,678 Preferred Series A – 3,048,019 Preferred Series D – 2,542,296
Total	Common – 224,056 Preferred Series A – N/A Preferred Series D – N/A	Common – $19.1464 Preferred Series A – N/A Preferred Series D – N/A	Common – 224,056 Preferred Series A – N/A Preferred Series D – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares.
Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.
c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Gabelli Dividend & Income Trust

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/9/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/9/2016

By (Signature and Title)* /s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/9/2016

* Print the name and title of each signing officer under his or her signature.